SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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NexPoint Credit Strategies Fund

(formerly Highland Credit Strategies Fund)

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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HIGHLAND FUNDS I

HIGHLAND FUNDS II

NEXPOINT CREDIT STRATEGIES FUND

c/o Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

1-877-665-1287

November 8, 2013

Dear Shareholder:

Please take note that a Special Joint Meeting of Shareholders of Highland Funds I (“HFI”) on behalf of each of its separate investment series, Highland Funds II (“HFII”) on behalf of each of its separate investment series, and NexPoint Credit Strategies Fund (“NHF”), will be held on December 6, 2013, at 200 Crescent Court, 17th Floor – Club Room, Dallas, TX 75201 at 8:00 a.m., Central time (“Meeting”), for the following purposes:

Proposal Summary	Funds Voting on Proposal
1. Election of trustees.	All series of HFI, HFII and NHF, respectively, will vote together on a Trust-level basis.

2. To consider and act upon any other business as may properly come before the Meeting and any adjournments or postponements thereof.	HFI, HFII and NHF.

We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

Detailed information about the Proposal is contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your proxy card be received no later than 8:00 a.m. Central Time on December 6, 2013.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.

If you have any questions after considering the enclosed materials, please call 1-888-505-5751.

Sincerely,

/s/ Ethan Powell
Ethan Powell Executive Vice President and Secretary Highland Funds I Highland Funds II NexPoint Credit Strategies Fund

Highland Funds I

Highland Floating Rate Opportunities Fund

Highland/iBoxx Senior Loan ETF

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Highland Funds II

Highland Alternative Income Fund

Highland Dividend Equity Fund

Highland Energy MLP Fund

Highland Fixed Income Fund

Highland Global Allocation Fund

Highland Premier Growth Equity Fund

Highland Small-Cap Equity Fund

Highland Tax-Exempt Fund

Highland Total Return Fund

Highland Trend Following Fund

NexPoint Credit Strategies Fund

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 6, 2013

To the Shareholders:

Highland Funds I (“HFI”), on behalf of each of its series named above, Highland Funds II (“HFII”), on behalf of each of its series named above, and NexPoint Credit Strategies Fund (“NHF”) will hold a special joint meeting of their shareholders (“Meeting”) on December 6, 2013, at 200 Crescent Court, 17th Floor – Club Room, Dallas, TX 75201 at 8:00 a.m., Central time (“Meeting”), for the following purposes:

Proposal Summary	Funds Voting on Proposal
1. Election of trustees.	All series of HFI, HFII and NHF, respectively, will vote together on a Trust-level basis.

2. To consider and act upon any other business as may properly come before the Meeting and any adjournments or postponements thereof.	HFI, HFII and NHF.

The Boards of Trustees recommends a vote for the above Proposal. The close of business on October 28, 2013 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Please call 1-877-665-1287 for directions on how to attend the Meeting and vote in person.

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the joint proxy statement and have your proxy card at hand.	(1) Read the joint proxy statement and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed joint proxy statement carefully before you vote.

Important Notice Regarding Availability of Proxy Materials for the Special Joint Meeting of Shareholders to be held on December 6, 2013: Copies of these proxy materials, including this Notice of Special Joint Meeting of Shareholders, the Joint Proxy Statement and the form of proxy, are available to you on the Internet at: www.kingproxy.com/highland.

PLEASE RESPOND — WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

By Order of the Boards of Trustees,

/s/ Ethan Powell
Ethan Powell
Executive Vice President and Secretary

November 8, 2013

Highland Funds I

Highland Floating Rate Opportunities Fund

Highland/iBoxx Senior Loan ETF

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Highland Funds II

Highland Alternative Income Fund

Highland Dividend Equity Fund

Highland Energy MLP Fund

Highland Fixed Income Fund

Highland Global Allocation Fund

Highland Premier Growth Equity Fund

Highland Small-Cap Equity Fund

Highland Tax-Exempt Fund

Highland Total Return Fund

Highland Trend Following Fund

NexPoint Credit Strategies Fund

Joint Proxy Statement

Special Joint Meeting of Shareholders to be held on December 6, 2013

This joint proxy statement (“Joint Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Boards of Trustees (“Board”) of Highland Funds I (“HFI”), a Delaware statutory trust, on behalf of each of its series named above, Highland Funds II (“HFII”), a Massachusetts business trust, on behalf of each of its series named above, and NexPoint Credit Strategies Fund (“NHF”), a Delaware statutory trust, to be voted at a Special Joint Meeting of Shareholders to be held at 200 Crescent Court, 17th Floor – Club Room, Dallas, TX 75201 at 8:00 a.m., Central time (“Meeting”), for the purposes set forth below and described in greater detail in this Joint Proxy Statement.

HFI and HFII are each an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). NHF is a closed-end management investment company registered under the 1940 Act. Highland Capital Management Fund Advisors, L.P. (“HCMFA”), a Delaware limited partnership, with its principal office at 200 Crescent Court, Suite 700, Dallas, Texas 75201, serves as the adviser to HFI and HFII. NexPoint Advisors, L.P. (“NexPoint”), a Delaware limited partnership, with its principal office at 200 Crescent Court, Suite 700, Dallas, Texas 75201, serves as the adviser to NHF. The principal executive office for HFI, HFII and NHF is located at 200 Crescent Court, Suite 700, Dallas, Texas 75201.

For purposes of this Joint Proxy Statement, each series of HFI, each series of HFII and NHF may be referred to as a “Fund” or collectively as the “Funds.” The Boards of Trustees of HFI, HFII and NHF may be referred to collectively as the “Board” or the “Trustees.” HCMFA and NexPoint may be referred to as an “Adviser” or collectively as the “Advisers.”

The following Proposal will be considered and acted upon at the Meeting:

Proposal Summary	Funds Voting on Proposal
1. Election of trustees.	All series of HFI, HFII and NHF, respectively, will vote together on a Trust-level basis.

2. To consider and act upon any other business as may properly come before the Meeting and any adjournments or postponements thereof.	HFI, HFII and NHF.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) if you owned shares of any Fund at the close of business on October 28, 2013 (“Record Date”). The date of the first mailing of the proxy cards and this Joint Proxy Statement to shareholders will be on or about November 11, 2013.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. The chart below lists the number of shares of the Funds that are outstanding as of the close of business on the Record Date:

Name of Fund	Number of Shares Outstanding
Highland Funds I
Highland Floating Rate Opportunities Fund	144,960,061.934
Highland/iBoxx Senior Loan ETF	5,600,000.000
Highland Long/Short Equity Fund	76,993,646.174
Highland Long/Short Healthcare Fund	3,238,762.023

Highland Funds II
Highland Alternative Income Fund	750,077.574
Highland Dividend Equity Fund	1,416,896.551
Highland Energy MLP Fund	339,502.908
Highland Fixed Income Fund	12,937,278.327
Highland Global Allocation Fund	24,391,010.989
Highland Premier Growth Equity Fund	5,863,118.335
Highland Small-Cap Equity Fund	2,787,250.087
Highland Tax-Exempt Fund	2,694,793.104
Highland Total Return Fund	3,401,452.869
Highland Trend Following Fund	252,517.905

NexPoint Credit Strategies Fund	63,881,472.000

Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposal. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Funds a subsequently dated proxy, (2) deliver to the Funds a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

Quorum; Adjournments

With respect to NHF, the presence in person or by proxy of a majority of the total outstanding shares entitled to vote on the Record Date shall constitute a quorum at the Meeting for purposes of the proposal, permitting action to be taken for the election of the Boards of Trustees. With respect to HFII, the persons holding 30% of the outstanding shares entitled to vote on the Record Date, present at the Meeting or represented by proxy, will constitute a quorum at the Meeting for purposes of the proposal. With respect to HFI, the holders of one-third of the outstanding shares on the Record Date present in person or by proxy shall constitute a quorum at the Meeting for purposes of the proposal.

In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment with respect to any proposal those proxies which they are entitled to vote in favor of that proposal and will vote against any such adjournment with respect to any proposal those proxies required to be voted against that proposal. If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the proxy form included with this Joint Proxy Statement or attend the Meeting in person. A majority of those shares that are represented at the Meeting in person or by proxy, whether or not a quorum is present, may vote to adjourn or postpone the Meeting.

With respect to NHF and HFII, shares represented by properly executed proxies with respect to which (i) a vote is withheld, (ii) the shareholder abstains or (iii) a broker does not vote (i.e., “broker non-votes”) will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Assuming the presence of a quorum, abstentions and “broker non-votes” will have the effect of a vote against each Nominee (defined below).

With respect to HFI, shares underlying a proxy as to which a broker or other intermediary states its absence of authority or lack of instruction to vote with respect to one or more matters or fails to abstain or vote on or against one or more matters shall be treated as present for purposes of establishing a quorum or proportion of shares voted for taking action on any such matter only to the extent so determined by the Trustees at or prior to the meeting of shareholders at which such matter is to be considered.

PROPOSAL 1

ELECTION OF TRUSTEES

The Board is currently composed of four Trustees, three of whom are not “interested persons” of the Funds (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”). The Independent Trustees of the Board are Bryan A. Ward, Timothy K. Hui and Scott F. Kavanaugh. John Honis is deemed to be an “interested person” of the Board under the 1940 Act because of his affiliation with HCMFA, the investment adviser for HFI and HFII. Mr. Kavanaugh has indicated his intention to resign from the Board, effective upon the election of the Nominees (as defined below), and thus he is not a nominee for re-election to the Board. Messrs. Ward, Hui and Honis are collectively referred to herein as the “Incumbent Trustee Nominees.” Ethan Powell, Terrence O. Jones and Dr. Bob Froehlich are collectively referred to herein as the “New Trustee Nominees.” The Incumbent Trustee Nominees and New Trustee Nominees are collectively referred to herein as the “Nominees.”

HFI and HFII

At the Meeting, the respective holders of each of HFI’s and HFII’s shares are being asked to elect each Nominee to serve until his respective successor is duly elected and qualified. If a Nominee is not available for election at the time of the Meeting, the persons named as proxies will vote for such substitute nominee as the Funds’ Governance Committee may select.

NHF

At the Meeting, the holders of NHF’s shares are being asked to elect (i) Mr. Powell as a Class I Trustee of NHF to serve until the 2016 Annual Meeting of Shareholders or until his respective successor is duly elected and qualified, (ii) Dr. Froehlich as a Class II Trustee of NHF to serve until the 2014 Annual Meeting of Shareholders or until his respective successor is duly elected and qualified, and (iii) each of Messrs. Honis and Jones as a Class III Trustee of NHF to serve until the 2015 Annual Meeting of Shareholders or until his respective successor is duly elected and qualified. After a Trustee’s initial term, each Trustee is expected to be proposed for re-election for three year terms concurrent with the Class of Trustees with which he serves. If any of Messrs. Powell, Honis or Jones or Dr. Froehlich is not available for election at the time of the Meeting, the persons named as proxies will vote for such substitute nominee as the Fund’s Governance Committee may select.

NHF’s Board is divided into three classes with the term of office of one class expiring each year. Currently, Class II is comprised of two Trustees, and Classes I and III are each comprised of one Trustee. Mr. Ward is currently serving as Class I Trustee and was last elected to serve a three year term at the Fund’s Annual Meeting of Shareholders held on June 7, 2013. Messrs. Hui and Kavanaugh are currently serving as Class II Trustees and were each last elected to serve a three year term at the Fund’s Annual Meeting of Shareholders held on June 3, 2011. Mr. Honis is currently serving as a Class III Trustee and was appointed by the Board on July 11, 2013 to serve the remaining two years of the Class III term. The Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings. However, all Trustees attended the Annual Meeting of Shareholders of NHF held on June 7, 2013.

Vote Required for Election of Trustees

The shareholders of each of HFI, HFII and NHF, respectively, will vote together as a single class for the election of Trustees.

For NHF, each Nominee for Trustee election must be approved by an affirmative vote of the holders of a majority of the common shares of NHF, represented in person or by proxy at the Meeting and entitled to vote for the election of a Trustee. For HFI and HFII, each Nominee for Trustees must be approved by a plurality of the votes validly cast in person or by proxy at the Meeting at which a quorum exists. With respect to each of HFI, HFII and NHF, there is no cumulative voting in the election of Trustees. Further, each full share shall be entitled to one vote and each fractional share shall be entitled to a vote equal to its fraction of a full share.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES AS TRUSTEES.

Qualifications and Additional Information about the Nominees for Trustee and Continuing Trustees

The following provides an overview of the considerations that led the Board to conclude that the individual Nominees for Trustee or the individuals serving as continuing Trustees of the Funds should be nominated or so serve, as well as each Nominee’s and each Trustee’s name and certain biographical information as reported by them to the Funds. Among the factors the Board considered when concluding that an individual should be a nominee for Trustee or serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each Nominee and each continuing Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should be a Nominee for Trustee or serve as a Trustee of the Funds. Each Nominee’s and each continuing Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table below. A Nominee is deemed to be “independent” to the extent the Trustee is not an “interested person” of HFI, HFII and NHF, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name, Date of Birth and Address[1]	Position(s) held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Class III Incumbent Trustee Nominee for NHF Incumbent Trustee Nominee for HFI and HFII (Interested Incumbent Trustee Nominee)
John Honis[4] (6/16/1958)	Trustee	3 year term (expiring at 2015 annual meeting) for NHF. Indefinite Term for HFI and HFII. Trustee since July 2013.	Partner of Highland Capital Management, L.P. (“HCM”)	17	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on another boards of directors.

Name, Date of Birth and Address[1]	Position(s) held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Class I New Trustee Nominee for NHF New Trustee Nominee for HFI and HFII (Interested New Trustee Nominee)
Ethan Powell[4] (6/20/1975)	Trustee Nominee; Executive Vice President and Secretary	3 year term (expiring at 2016 annual meeting) for NHF. Indefinite Term for HFI and HFII. Executive Vice President since June 2012. Secretary since November 2010.	Trustee of NHF, HFI, HFII and Highland Special Situations Fund (“HSSF”) from June 2012 until July 2013; Chief Product Strategist of NexPoint Advisors, L.P. and HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and of HCMFA since its inception and Secretary of the funds in the Fund Complex since November 2010.	17	None	Significant experience in the financial industry; significant executive experience including current and past service as an officer of funds in the Fund Complex; significant administrative and managerial experience.

Class III New Trustee Nominee for NHF New Trustee Nominee for HFI and HFII (Independent New Trustee Nominee)
Terrence O. Jones (7/3/1963)	Trustee Nominee	3 year term (expiring at 2015 annual meeting) for NHF. Indefinite Term for HFI and HFII.	Chief Investment Officer, Banco Santander/Optimal Investments from November 2008 to April 2009; Founder and President, Battersby Capital Management LLC from January 2006 to November 2008; and Managing Director, Goldman Sachs Hedge Fund Strategies from December 2001 to December 2005.	17	Genworth Life Insurance Company of New York; Father Judge	Significant experience in the financial industry; significant managerial and executive experience, including experience as founder and president of an investment management bank and as chief investment officer of a private investment firm; experience on other boards of directors.

Name, Date of Birth and Address[1]	Position(s) held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Class II New Trustee Nominee for NHF New Trustee Nominee for HFI and HFII (Independent New Trustee Nominee)
Dr. Bob Froehlich (4/28/1953)	Trustee Nominee	3 year term (expiring at 2014 annual meeting) for NHF. Indefinite Term for HFI and HFII.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	17	Trustee of
AR
Capital
Real
Estate
Fund;
Director of
American
Realty
Capital
Healthcare
Trust II;
Director,
American
Realty
Capital
Daily Net
Asset
Value
Trust, Inc.;
Director of
American
Sports
Enterprise,
Inc.;
Director of
Davidson
Investment
					Advisors.	Significant experiences in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Class I Continuing Trustee for NHF Incumbent Trustee Nominee for HFI and HFII (Independent Trustee)
Bryan A. Ward (2/4/1955)	Trustee	3 year term (expiring at 2016 annual meeting) for NHF. Indefinite Term for HFI and HFII. Trustee since May 2006.	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	17	None	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Name, Date of Birth and Address[1]	Position(s) held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Class II Continuing Trustee for NHF Incumbent Trustee Nominee for HFI and HFII (Independent Trustees)
Timothy K. Hui (6/13/1948)	Trustee	3 year term (expiring at 2014 annual meeting). Indefinite Term for HFI and HFII. Trustee since May 2006.	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	17	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

[1]	The address for each Trustee is c/o Highland Capital Management Fund Advisors, L.P. and NexPoint Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201.
[2]

On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.

[3]	The “Fund Complex” consists of all of the registered investment companies overseen by the Board and advised by the Adviser or an affiliated person of the Adviser as of the date of this SAI
[4]

Mr. Powell is deemed to be an “interested person” of the Fund under the 1940 Act because of his affiliation with the Advisers. Mr. Honis is deemed to be an “interested person” of the Fund under the 1940 Act because of his affiliation with HCMFA.

Information about Officers

The officers of the Funds are Brian Mitts, Ethan Powell, Alan Head and Dustin Norris. Set forth below are the names and certain biographical and other information for Messrs. Mitts, Powell, Head and Norris as reported by them to the Funds. Such officers serve at the pleasure of the Trustees or until their successors have been duly elected and qualified. The Trustees may fill any vacancy in office or add any additional officers at any time.

Name, Date of Birth and Address[1]	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Chief Operations Officer of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Principal Accounting Officer and Treasurer of the funds in the Fund Complex since November 2010.

Ethan Powell (6/20/1975)	Trustee Nominee; Executive Vice President and Secretary	Indefinite Term; Executive Vice President since June 2012; Secretary since November 2010	Trustee of NHF, HFI, HFII and HSSF from June 2012 until July 2013; Chief Product Strategist of NexPoint Advisors, L.P. and HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and of HCMFA since its inception and Secretary of the funds in the Fund Complex since November 2010.

Alan Head (8/5/1973)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since January 2012	Compliance Director at HCM and Chief Compliance Officer of NexPoint since March 2012, of HCMFA since January 2012 and of NexBank Securities, Inc. (an affiliated broker-dealer) since November 2010; President of NexBank Securities, Inc. since November 2012; Vice President, Manager of Reporting and Research from May 2008 to September 2010 and Compliance; Manager from August 2005 to May 2008 at Capital Institutional Services.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012	Senior Accounting Manager of HCMFA since August 2012; Assistant Treasurer of the funds in the Fund Complex since November 2012; Fund Accountant at HCM from June 2010 to August 2012; Auditor at Deloitte & Touche LLP from 2009 to June 2010.

[1]	The address for each officer is c/o Highland Capital Management Fund Advisors, L.P. and NexPoint Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201.

Beneficial Ownership of Shares

Set forth in the table below is the dollar range of shares of the Funds and the aggregate dollar range of shares beneficially owned by each Trustee and Nominee of the Funds as of October 28, 2013.

Name of Trustee/Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities Owned in All Funds of the Highland Fund Complex[1] Overseen by Trustee
Independent Trustees
Timothy K. Hui		$1 - $10,000
NexPoint Credit Strategies Fund	$1 - $10,000
Other Funds in Fund Complex	None

Name of Trustee/Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities Owned in All Funds of the Highland Fund Complex[1] Overseen by Trustee
Scott F. Kavanaugh		$10,001 - $50,000
NexPoint Credit Strategies Fund	$10,001 - $50,000
Other Funds in Fund Complex	None

Bryan A. Ward		$1 - $10,000
NexPoint Credit Strategies Fund	$1 - $10,000
Other Funds in Fund Complex	None

Terrence O. Jones		None
NexPoint Credit Strategies Fund	None
Other Funds in Fund Complex	None

Bob Froehlich		None
NexPoint Credit Strategies Fund	None
Other Funds in Fund Complex	None

Interested Trustee
John Honis		$100,001 - $500,000
NexPoint Credit Strategies Fund	$100,001 - $500,000
Other Funds in Fund Complex	None

Ethan Powell		$50,001 - $100,000
NexPoint Credit Strategies Fund	$50,001 - $100,000
Other Funds in Fund Complex	$1 - $10,000

[1]	The “Fund Complex” consists of Highland Special Situation Fund (“HSSF”), each series of HFI, each series of HFII and NHF.

As of the Record Date, each of the Nominees, Trustees and officers of HFI and HFII solicited by this Joint Proxy Statement beneficially owned individually and collectively as a group, less than 1% of the outstanding shares of each class of each series of HFI and HFII, respectively. As of the Record Date, set forth in the table below is the security ownership in NHF of each Nominee, Trustee and executive officer.

Title of Class	Name of Beneficial Owner[1]	Amount and Nature of Beneficial Ownership[2]	Value of Securities[3]		Percentage of Class
Common Shares	Timothy K. Hui	604 shares	$4,964		0.001%
Common Shares	Scott F. Kavanaugh	4,319 shares	$35,502		0.007%
Common Shares	Bryan A. Ward	110 shares	$904		0.000%
Common Shares	John Honis	27,509	$226,399		0.043%
Common Shares	Terrence O. Jones	0 shares	$0		0.000%
Common Shares	Dr. Bob Froehlich	0 shares	$0		0.000%
Common Shares	Ethan Powell	9,382 shares	$77,120	[4]	0.015%
Common Shares	Brian Mitts	5,001 shares	$41,108	[5]	0.008%
Common Shares	Alan Head	1,536 shares	$12,626	[6]	0.002%
Common Shares	Dustin Norris	519 shares	$4,271	[7]	0.000%

[1]	The address for each Trustee and executive officer is c/o NexPoint Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201.

[2]	Based on market value as of October 28, 2013. Except as otherwise indicated, each person has sole voting and investment power over the indicated shares.

[3]	Based on market value as of October 28, 2013.

[4]	Mr. Powell’s beneficial ownership of these shares is based on direct ownership and ownership through a retirement plan.

[5]	Mr. Mitts’ beneficial ownership of these shares is based on direct ownership and ownership through a retirement plan.

[6]	Mr. Head’s beneficial ownership of these shares is based on direct ownership and ownership through a retirement plan.

[7]	Mr. Norris’ beneficial ownership of these shares is based on direct ownership and ownership through a retirement plan.

As of the Record Date, the Trustees and officers of NHF as a group owned 0.076% of NHF’s outstanding Common Shares.

As of the Record Date, none of the Independent Trustees or their immediate family members own beneficially or of record any securities issued by the Adviser, the principal underwriter, or any person controlling, controlled by, or under common control with the Adviser or principal underwriter.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board of Trustees

The Board oversees the management and operations of the Funds. Like most registered investment companies, the day-to-day management and operation of the Fund is performed by various service providers to the Funds, such as the Advisers, and the distributor, administrator, custodian, and transfer agent. The Board has appointed senior employees of certain of these service providers as officers of the Funds, with responsibility to monitor and report to the Board on the Funds’ operations. The Board receives regular reports from these officers and service providers regarding the Funds’ operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Funds’ portfolios. The Board has appointed a Chief Compliance Officer who administers the Funds’ compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in-person Board meetings, which are typically held quarterly, and involve the Board’s review of, among other items, recent Fund operations. The Board also periodically holds telephonic meetings as part of its review of the Funds’ activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Funds and its oversight role does not make the Board a guarantor of the Funds’ investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board currently consists of four Trustees, three of whom (including the Chairman) are Independent Trustees. The remaining Trustee, Mr. Honis is an “interested person” of the Funds (an “Interested Trustee”) because of his position with HCM, an affiliate of HCMFA. The Trustees meet periodically throughout the year in person and by telephone to oversee the Funds’ activities, review contractual arrangements with service providers for the Funds and review the Funds’ performance. During the fiscal year ending on December 31, 2012, the Board for NHF convened twelve times. During the fiscal year ending on June 30, 2013, the Board for HFI convened twelve times. During the fiscal year ending on September 30, 2013, the Board for HFII convened eleven times. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committees on which he served. The Board conducts much of its work through certain standing committees, each of whose meetings are chaired by an Independent Trustee. The Board has four committees, the Audit Committee, the Governance Committee, the Litigation Committee and the Qualified Legal Compliance Committee, which are discussed in greater detail below.

The Audit Committee.    Pursuant to the Audit Committee Charter adopted by the Funds’ Board, the Funds’ Audit Committee is responsible for (1) oversight of the Funds’ accounting and financial reporting processes and the audits of the Funds’ financial statements and (2) providing assistance to the Board in connection with its oversight of the integrity of the Funds’ financial statements, the Funds’ compliance with legal and regulatory requirements, and the independent auditors’ qualifications and independence, and the performance of the Funds’ internal audit function and independent auditors. For purposes of this Joint Proxy Statement, the Audit Committees for HFI, HFII and NHF may be referred to collectively as the “Audit Committee.” The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting. All members of the Funds’ Audit Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). A current copy of the Audit Committee Charter for NHF is available on the Fund’s website at http://www.nexpointadvisors.com/getattachment/Advisor/Fund-Documents/NexPoint-Credit-Strategies-Fund-Audit-Committee-Charter.pdf.aspx. The Audit Committee for NHF met eight times during the fiscal year ended December 31, 2012. The Audit Committee for HFI met nine times during the fiscal year ended June 30, 2013. The Audit Committees for HFII met seven times during the fiscal year ended September 30, 2013. The members of the Funds’ Audit Committee are Messrs. Hui, Kavanaugh, and Ward. Mr. Kavanaugh was a member of the Audit Committee beginning on March 22, 2013. The Board of the Funds has determined that Mr. Ward is an “audit committee financial expert,” for purposes of the federal securities laws. Mr. Ward acts as the Chairman of the Audit Committee.

The Governance Committee.    The Funds’ Governance Committee is responsible for overseeing and making recommendations to the full Board with respect to the governance of the Funds, selection and nomination of Trustees, compensation of Trustees, and related matters. The Governance Committee is also responsible for annually evaluating each Trustee and recommending such Trustee’s continued service on the Board. For purposes of this Joint Proxy Statement, the Governance Committees for HFI, HFII and NHF may be referred to collectively as the “Governance Committee.” A current copy of the Governance Committee Charter for NHF is available on the Fund’s website at http://www.nexpointadvisors.com/getattachment/Advisor/Fund-Documents/NexPoint-Credit-Strategies-Fund-Governance-Committee-Charter-2-22-13.pdf.aspx. The Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Funds, 200 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Funds. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. Effective November 8, 2013, the Governance Committee is comprised of all of the Funds’ Independent Trustees. The Governance Committee was established in June 2012 to replace the Nominating Committee.

The Governance Committee Charter describes the factors considered by the Governance Committee in selecting nominees. In evaluating potential nominees, including any nominees recommended by shareholders, the Governance Committee takes into consideration factors listed in the Governance Committee Charter, including experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the existence of any relationships that might give rise to a conflict of interest and such other relevant factors that the Governance Committee considers appropriate in the context of the needs of the Board.

The Governance Committee takes the overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Governance Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering nominees, the Governance Committee generally considers the manner in which each nominee’s professional experience, background, skills in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), and general leadership experience are complementary to the existing Trustees’ attributes.

The members of the Governance Committee are Messrs. Hui, Kavanaugh, and Ward. Mr. Kavanaugh acts as the Chairman of the Governance Committee. The Governance Committee or Nominating Committee, as applicable, for NHF met three times during the fiscal year ended December 31, 2012. The Governance Committee for HFI met three times during the fiscal year ended June 30, 2013. The Governance Committee for HFII also met three times during the fiscal year ended September 30, 2013.

The Litigation Committee.    The Funds have established a Litigation Committee to seek to address any potential conflicts of interest between the Funds, HCMFA, NexPoint and the Funds’ sub-adviser, as applicable, in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Funds, HCMFA or NexPoint or another client of the Advisers. For purposes of this Joint Proxy Statement, the Litigation Committees for HFI, HFII and NHF may be referred to collectively as the “Litigation Committee.” The Litigation Committee for NHF met eight times during the fiscal year ended December 31, 2012. The Litigation Committee for HFI met nine times during the fiscal year ended June 30, 2013. The Litigation Committee for HFII met nine times during the fiscal year ended September 30, 2013. The members of the Litigation Committee are Messrs. Hui, Kavanaugh, and Ward. The Litigation Committee does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

Qualified Legal Compliance Committee.    The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the Securities and Exchange Commission (“SEC”) on behalf of the Fund. The QLCC is comprised of Messrs. Hui, Kavanaugh, and Ward. The QLCC did not meet for any of the Funds during their most recent respective fiscal years. The QLCC does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

The Funds do not have a Compensation Committee. The Board as a whole considers matters relating to the compensation of the Independent Trustees, and periodically reviews such fees to ensure that the fees continue to be appropriate in light of the responsibilities of the Independent Trustees. The Funds do not directly compensate any individuals other than the Independent Trustees.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Funds’ current operations. The Board believes that its leadership structure, including having an Independent Trustee serve as the Chairman and the current percentage of the Board who are Independent Trustees is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Funds; and (iii) Mr. Honis’ position with an affiliate of the Adviser, which enhances the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management.    The Board’s role is one of oversight, rather than active management. This oversight extends to the Funds’ risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Funds. For example, the Adviser (or sub-adviser, as applicable) and other service providers to the Funds are primarily responsible for the management of the Funds’ investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Funds, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Funds’ activities from the Advisers (or sub-adviser, as applicable) and other service providers, including reports regarding the Funds’ investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board also meets periodically with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of the Funds with the federal securities laws and the Funds’ internal compliance policies and procedures and meets with the Funds’ Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Funds. The Audit Committee also meets regularly with the Treasurer and the Funds’ independent public accounting firm(s) to discuss, among other things, the internal control structure of the Funds’ financial reporting function. The Board also meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including its investment risks.

Remuneration of Trustees and Officers

The officers of the Funds and the Interested Trustee receive no direct remuneration from the Funds. Each Independent Trustee of the Funds receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. Independent Trustees are also reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Trustees do not have any pension or retirement plan.

The following tables summarize the compensation paid by the Funds to their Trustees and the aggregate compensation paid by the Fund Complex to the Trustees during the Funds’ respective fiscal years.

NHF

Name of Board Member	Aggregate Compensation From the Funds for the fiscal year ended December 31, 2012	Pension or Retirement Benefits Accrued as Part of the Fund’s Expense	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund Complex[1] for the fiscal year ended December 31, 2012
Independent Trustees
Timothy K. Hui	$38,238	$0	$0	$150,000
Scott F. Kavanaugh	$38,238	$0	$0	$150,000
Bryan A. Ward	$38,238	$0	$0	$150,000
James F. Leary[2]	$38,238			$140,625
Interested Trustee
John Honis[3]	$0	$0	$0	$0
Ethan Powell[4]	$0	$0	$0	$0

HFI

Name of Board Member	Aggregate Compensation From the Funds for the fiscal year ended June 30, 2013	Pension or Retirement Benefits Accrued as Part of the Fund’s Expense	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund Complex[1] for the fiscal year ended June 30, 2013
Independent Trustees
Timothy K. Hui	$94,707	$0	$0	$150,000
Scott F. Kavanaugh	$94,707	$0	$0	$150,000
Bryan A. Ward	$94,707	$0	$0	$150,000
James F. Leary[2]	$89,469			$140,625
Interested Trustee
John Honis[3]	$0	$0	$0	$0
Ethan Powell[4]	$0	$0	$0	$0

HFII

Name of Board Member	Aggregate Compensation From the Funds for the fiscal year ended September 30, 2013	Pension or Retirement Benefits Accrued as Part of the Fund’s Expense	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund Complex[1] for the fiscal year ended September 30, 2013
Independent Trustees
Timothy K. Hui	$31,325	$0	$0	$150,000
Scott F. Kavanaugh	$31,325	$0	$0	$150,000
Bryan A. Ward	$31,325	$0	$0	$150,000
James F. Leary[2]	$20,330			$140,625
Interested Trustee
John Honis[3]	$0	$0	$0	$0
Ethan Powell[4]	$0	$0	$0	$0

[1]	The “Fund Complex” consists of the NHF, HSSF, each series of HFI and each series of HFII.

[2]	Effective June 7, 2013, Mr. Leary retired as a Trustee of the Fund Complex.

[3]	Effective July 11, 2013, Mr. Honis was appointed as a Trustee of the Fund Complex.

[4]	Effective July 2013, Mr. Powell resigned as a Trustee of the Fund Complex.

Share Ownership and Certain Beneficial Owners

Share ownership and certain beneficial owners for NHF, HFI and HFII are set forth on Appendix A.

Section 16(a) Beneficial Ownership Reporting Compliance for NHF

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require that NHF’s Trustees and officers, NexPoint, certain persons affiliated with NexPoint, and persons who own beneficially, directly or indirectly, more than 10% of NHF’s outstanding interests (collectively, “Section 16 reporting persons”), file initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund interests with the SEC and the New York Stock Exchange. Section 16 reporting persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they file with respect to shares of the Fund. Based solely on a review of copies of such reports of ownership furnished to the Fund, the Fund believes that during the past fiscal year all of its officers, trustees and greater than 10% beneficial holders complied with all applicable filing requirements.

GENERAL INFORMATION ABOUT THE FUNDS

Administrator, Sub-Administrator and Distributor

Highland Capital Management Fund Advisors, L.P., with its principal office at 200 Crescent Court, Suite 700, Dallas, Texas 75201, serves as the administrator for NHF and for Highland Floating Rate Opportunities Fund, Highland L/S Equity Fund and Highland L/S Healthcare Fund, each a series of HFI. SEI Investments Global Funds Services, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the administrator for Highland/iBoxx Senior Loan ETF, also a series of HFI. State Street Bank and Trust Company, located at 200 Clarendon Street, 16th Floor Boston, MA 02116, serves as the administrator for HFII and as sub-administrator for HFI and NHF. Foreside Funds Distributors LLC., located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312, serves as statutory underwriter and facilitates the distribution of Fund shares for HFII and for Highland Floating Rate Opportunities Fund, Highland Long/Short Equity Fund and Highland Long/Short Healthcare Fund, each a series of HFI. SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, PA 19456, serves as the underwriter for Highland/iBoxx Senior Loan ETF, also a series of HFI.

Independent Registered Public Accounting Firm for HFI and NHF

At a meeting held on February 22, 2013, the Audit Committee of NHF approved, and the Board of NHF, including a majority of the Independent Trustees, ratified the selection of, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal year ending December 31, 2013 for NHF. Representatives of PwC will not be present at the Meeting. After reviewing the audited financial statements for NHF for the fiscal year ended December 31, 2012, the Audit Committee of NHF recommended to the Board of NHF that such statements be included in the respective Annual Report to Shareholders for NHF for the fiscal year ended December 31, 2012. A copy of the Audit Committee’s report for NHF appears below.

At a meeting held on June 7, 2013, the Audit Committee of HFI approved, and the Board of HFI, including a majority of the Independent Trustees, ratified the selection of, PwC as the independent registered public accounting firm for the fiscal year ending June 30, 2014 for HFI. Representatives of PwC will not be present at the Meeting. After reviewing the audited financial statements for HFI for the fiscal year ended June 30, 2013, the Audit Committee of HFI recommended to the Board of HFI that such statements be included in the Annual Report to Shareholders for HFI for the fiscal year ended June 30, 2013.

Independent Registered Public Accounting Firm Fees and Services

The following charts reflect fees paid to PwC for the Funds for the last two fiscal years. One hundred percent (100%) of all services provided by PwC to the Funds in each year were pre-approved and no fees were subject to pre-approval by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the pre-approval policies and procedures for the Funds, the Funds’ Audit Committee must pre-approve all non-audit services provided by PwC, and all non-audit services provided by PwC to the Advisers, or any entity controlling, controlled by, or under common control with the Advisers that provides ongoing services to the Funds that are related to the operations and financial reporting of the Funds. In some circumstances, when certain services were not recognized at the time of the engagement to be non-audit services, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to PwC by the Funds during the fiscal year in which the non-audit services are provided. PwC provided non-audit services to the Adviser during the Funds’ last two fiscal years, but these services did not relate directly to the operations and financial reporting of the Funds, and therefore were not subject to pre-approval pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. PwC did not provide any non-audit services to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds. The Audit Committee has considered whether the provision of non-audit services that were rendered to the Advisers is compatible with maintaining PwC’s independence.

	NHF
	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2012
Audit Fees	$110,000	$124,000
Audit-Related Fees[1]	$8,500	$8,500
Tax Fees[2]	$45,000	$9,000
All Other Fees	$0	$0
Aggregate Non-Audit Fees paid by Fund and Adviser	$1,142,555	$475,000

[1]	The nature of the services related to agreed-upon procedures, performed on each Fund’s semi-annual financial statements.

[2]	The nature of the services related to assistance on each Fund’s tax returns and excise tax calculations.

	HFI
	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2013
Audit Fees	$210,000	$275,000
Audit-Related Fees[1]	$53,000	$87,500
Tax Fees[2]	$34,000	$48,260
All Other Fees	$0	$0
Aggregate Non-Audit Fees paid by Fund and Adviser	$611,620	$468,500

[1]	The nature of the services related to agreed-upon procedures, performed on HFI’s semi-annual financial statements.

[2]	The nature of the services related to assistance on the HFI’s tax returns and excise tax calculations.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of the Fund’s year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PwC in connection with statutory and regulatory filings. These services also include the required audits of the Fund’s internal controls over financial reporting.

Audit-Related Fees.    Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees.    Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.    All other fees include fees for products and services other than the services reported above.

Report of the Audit Committee for NHF

The Audit Committee oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report dated December 31, 2012 with management and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

In the performance of its oversight function, the Audit Committee has considered and discussed the above described December 31, 2012 audited financial statements with management and with PwC. The Audit Committee has also discussed with PwC the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, The Auditor’s Communication With Those Charged With Governance. The Audit Committee reviewed with PwC, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Audit Committee reviewed the written disclosures and the letters from PwC required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by PwC to the Fund are compatible with maintaining PwC’s independence, and has discussed with PwC the independence of the independent registered public accounting firm.

The Audit Committee discussed with PwC the overall scope and plans for the audit. The Audit Committee met with PwC to discuss the results of their audit, their evaluations of the Fund’s internal controls and the overall quality of the Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this Joint Proxy Statement and in the Audit Committee Charter, the Audit Committee recommended to the Board (and the Board has approved) that the Fund’s audited financial statements be included in the Annual Report to Shareholders for the fiscal year ended December 31, 2012 and as filed with the SEC.

Shareholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and PwC. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions, referred to above, do not assure that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Fund’s independent registered public accounting firm is, in fact, “independent.”

Bryan A. Ward, Audit Committee Chair

Scott F. Kavanaugh, Audit Committee Member

Timothy K. Hui, Audit Committee Member

James F. Leary, Audit Committee Member (Mr. Leary retired as a Trustee of the Fund Complex on June 7, 2013)

Independent Registered Public Accounting Firm for HFII

At a meeting held on November 30, 2012, the Audit Committee of HFII approved, and the Board of HFII, including a majority of the Independent Trustees, ratified the selection of, KPMG LLP (“KPMG”), as the independent registered public accounting firm for the fiscal year ending September 30, 2013 for HFII. Representatives of KPMG will not be present at the Meeting. After reviewing the audited financial statements for KPMG for the fiscal year ended September 30, 2012, the Audit Committee of NHF recommended to the Board of HFII that such statements be included in the Annual Report to Shareholders for HFII for the fiscal year ended September 30, 2012.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees paid to KPMG for HFII for the last two fiscal years. One hundred percent (100%) of all services provided by KPMG to HFII in each year were pre-approved and no fees were subject to pre-approval by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the pre-approval policies and procedures for HFII, the Audit Committee of HFII must pre-approve all non-audit services provided by KPMG, and all non-audit services provided by KPMG to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to HFII that are related to the operations and financial reporting of the HFII. In some circumstances, when certain services were not recognized at the time of the engagement to be non-audit services, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to KPMG by HFII during the fiscal year in which the non-audit services are provided. KPMG provided non-audit services to the Adviser during HFII’s last two fiscal years, but these services did not relate directly to the operations and financial reporting of the Fund, and therefore were not subject to pre-approval pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. KPMG did not provide any non-audit services to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to HFII. The Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser is compatible with maintaining KPMG’s independence.

	HFII
	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2013
Audit Fees	$334,000	$341,400
Audit-Related Fees[1]	$65,000	$85,400
Tax Fees[2]	$0	$0
All Other Fees	$0	$0
Aggregate Non-Audit Fees paid by Fund and Adviser	$0	$0

[1]	The nature of the services related to agreed-upon procedures, performed on HFI’s semi-annual financial statements.

[2]	The nature of the services related to assistance on the HFI’s tax returns and excise tax calculations.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of the Fund’s year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG in connection with statutory and regulatory filings. These services also include the required audits of the Fund’s internal controls over financial reporting.

Audit-Related Fees.    Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees.    Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.    All other fees include fees for products and services other than the services reported above.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees do not intend to present any other business at the Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Proxy Solicitation

Proxies are solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of HCMFA and its affiliates or by proxy soliciting firms retained by the Funds. The Funds have retained DF King to provide proxy solicitation services in connection with the Meeting at an estimated cost of $60,000. In addition, the Funds may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The cost of the solicitation will be borne by the Funds.

As the meeting date approaches, shareholders of the Funds may receive a call from a representative of DF King if the Funds have not yet received their vote. Authorization to permit DF King to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, the DF King representative is required to ask the shareholder for the shareholder’s full name, address, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received this Joint Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to DF King by the Funds, the DF King representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder’s instructions on each proposal. The DF King representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Joint Proxy Statement. DF King will record the shareholder’s instructions on the card. Within 72 hours, DF King will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call DF King immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Shareholder Proposals

Any proposals of shareholders intended to be presented at NHF’s 2014 Annual Meeting of Shareholders must be received at the Fund’s principal executive office no later than January 1, 2014 for inclusion in the Fund’s proxy statement and proxy card relating to the 2014 Annual Meeting of Shareholders and must comply with the requirements of Rule 14a-8 under the 1934 Act and all other legal requirements. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Any proposals submitted after such date will not be included in the Fund’s proxy statement and proxy card relating to the 2014 Annual Meeting of Shareholders. Proxies solicited by the Fund will confer discretionary voting authority with respect to these proposals if the proposals are not received by the Fund, in good order and complying with all applicable legal requirements, by March 17, 2014, and may confer discretionary voting authority with respect to proposals received before such date, in each case subject to SEC rules governing the exercise of this authority.

HFI and HFII do not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by HFI and HFII at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that proxy statement relating to such meeting. With respect to HFI, any shareholder wishing to include a proposal to be considered at an annual meeting must submit such proposal to Secretary at least thirty (30) days in advance of such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Funds, 200 Crescent Court, Suite 700, Dallas, Texas 75201.

Delivery Requirements

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those shareholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Funds and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from a broker or a Fund that they will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes consent. If a shareholder does not want Fund mailings consolidated and would prefer to receive separate mailings at any time in the future, the shareholder should call the Funds at 1-877-665-1287 or write NHF c/o NexPoint Advisors, L.P. or HFI or HFII c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201 and the respective Fund will furnish separate mailings, in accordance with instructions.

Communications with Trustees

Shareholders of the Funds who wish to communicate with Trustees (or to the Independent Trustees as a group) should send communications to the attention of the Secretary of NHF, c/o NexPoint Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201 or Secretary of HFI or HFII c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to all Trustees.

COPIES OF NHF’S ANNUAL REPORT DATED DECEMBER 31, 2012 AND SEMI-ANNUAL REPORT DATED JUNE 30, 2013 TO SHAREHOLDERS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING NHF AT 6201 15TH AVENUE, BROOKLYN, NEW YORK 11219, OR BY CALLING TOLL-FREE 1-866-351-4440.

COPIES OF HFI’S SEMI-ANNUAL REPORT DATED DECEMBER 31, 2012 AND ANNUAL REPORT DATED JUNE 30, 2013 TO SHAREHOLDERS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING HIGHLAND FUNDS C/O BFDS, PO BOX 8656, BOSTON, MA 02266-8656, OR BY CALLING TOLL-FREE 1-877-665-1287.

COPIES OF HFII’S ANNUAL REPORT DATED SEPTEMBER 30, 2012 AND SEMI-ANNUAL REPORT DATED MARCH 31, 2013 TO SHAREHOLDERS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING HIGHLAND FUNDS C/O BFDS, PO BOX 8656, BOSTON, MA 02266-8656, OR BY CALLING TOLL-FREE 1-877-665-1287.

It is important that proxies be returned promptly. Therefore, whether or not you expect to attend the Meeting in person, you are urged to fill in, sign and return the proxy in the enclosed stamped, self-addressed envelope.

Dallas, Texas

November 8, 2013

Appendix A

NHF

To the knowledge of management of NHF and the Board, the following shareholder(s) or “groups,” as the term is defined in Section 13(d) of the 1934 Act, beneficially owned, or were owners of record of, more than 5% of NHF’s outstanding shares as of October 28, 2013:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percentage of Class
Common Shares	BNY MELLON, US PROXY DEPARTMENT, 525 WILLIAM PENN PLACE, SUITE 0400, PITTSBURGH, PA 15259	21,279,885	36%

Common Shares	MORGAN STANLEY, HARBORSIDE FINANCIAL CENTER, 201 PLAZA TWO, 7TH FLOOR, JERSEY CITY, NJ 07311-3977, ATTN: PROXY DEPARTMENT	10,783,245	18%

Common Shares	FIRST CLEARING, LLC, N9777-010, PO BOX 5268, SIOUX FALLS, SD 57117	5,882,212	10%

Common Shares	CONVERGEX EXECUTION SOLUTIONS, 3501 QUADRANGLE BOULEVARD, ORLANDO, FL 32817	4,102,574	7%

Common Shares	UBS FINANCIAL SERVICES, INC., 1000 HARBOR BLVD., WEEHAWKEN, NJ 07086	2,700,662	5%

*	Each owner owned shares as a nominee.

HFI

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a series or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with the Adviser. As of October 28, 2013, the only persons known by the Floating Rate Opportunities Fund Long/Short Equity Fund, and Long/Short Healthcare Fund to own of record, or beneficially 25% or more of the outstanding shares of the Funds were as follows:

Name and Address of Record Owner	Percent of Shares Held (%)
Long/Short Equity Fund NFS LLC FEBO FMT CO CUST IRA FBO PRAMOD BHASIN 641 FIFTH AVENUE 23D2 NEW YORK, NY 10022	40.78%

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of the Floating Rate Opportunities Fund, Long/Short Equity Fund and Long/Short Healthcare Fund. As of October 28, 2013, the only persons known by to own of record or beneficially 5% or more of its outstanding shares were as follows (certain of the investors below are believed to hold the indicated shares as nominee):

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Floating Rate Opportunities Fund — Class A FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	2,994,313.81	5.34%

Floating Rate Opportunities Fund — Class A CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	9,173,395.58	16.36%

Floating Rate Opportunities Fund — Class B CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	5,237.55	31.60%

Floating Rate Opportunities Fund — Class B MSSB FBO LILLIAN BURT 1045 RACEBOOK RD WOODBRIDGE CT 06525-2527	4,242.65	25.60%

Floating Rate Opportunities Fund — Class B LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS P.O. BOX 509046 SAN DIEGO CA 92150-9046	1,464.27	8.84%

Floating Rate Opportunities Fund — Class B FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	1,023.63	6.18%

Floating Rate Opportunities Fund — Class B MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	1,056.73	6.38%

Floating Rate Opportunities Fund — Class C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9,302,914.45	20.23%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Floating Rate Opportunities Fund — Class C MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	4,710,964.97	10.24%

Floating Rate Opportunities Fund — Class Z LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS P.O. BOX 509046 SAN DIEGO CA 92150-9046	5,186,627.59	12.10%

Floating Rate Opportunities Fund — Class Z FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	13,112,859.39	30.58%

Floating Rate Opportunities Fund — Class Z CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	6,742,350.30	15.73%

Long/Short Equity Fund — Class A CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	1,225,342.94	9.50%

Long/Short Equity Fund — Class C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	477,286.27	11.96%

Long/Short Equity Fund — Class C MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	1,207,409.34	30.25%

Long/Short Equity Fund — Class Z NFS LLC FEBO FIDUCIARY TRUST COMPANY P.O. BOX 55806 BOSTON MA 02205-5806	7,127,074.51	11.86%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Long/Short Equity Fund — Class Z NFS LLC FEBO US BANK NATIONAL ASSOCIATION OMNIBUS — CASH/CASH 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	17,257,120.58	28.72%

Long/Short Equity Fund — Class Z FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	16,413,947.05	27.31%

Long/Short Equity Fund — Class Z MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	5,478,564.08	9.12%

Long/Short Equity Fund — Class Z CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	7,996,615.124	13.31%

Long/Short Healthcare Fund — Class A FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	67,257.48	5.41%

Long/Short Healthcare Fund — Class A CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	104,349.15	8.40%

Long/Short Healthcare Fund — Class C CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	81,415.61	16.83%

Long/Short Healthcare Fund — Class C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	30,990.82	6.41%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Long/Short Healthcare Fund — Class Z FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	449,753.02	29.73%

Long/Short Healthcare Fund — Class Z CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	83,811.04	5.54%

Long/Short Healthcare Fund — Class Z JEFFRIES LLC 101 HUDSON ST FL 11 JERSEY CITY NJ 07302-3915	644,301.63	42.59%

Long/Short Healthcare Fund — Class Z JEFFRIES LLC 101 HUDSON ST FL 11 JERSEY CITY NJ 07302-3915	105,912.06	7.00%

As of October 28, 2013, State Street Bank and Trust Company was a control person of the iBoxx Senior Loan ETF. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. Although HFI does not have information concerning the beneficial ownership of shares nominally held by DTC, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund participants, as of October 28, 2013 is set forth below:

Name and Address	Shares Held	Percentage Owned
STATE STREET BANK & TRUST CO ATTN: PROXY SERVICES / JAB5 EAST 1776 HERITAGE DRIVE NORTH QUINCY, MA 02171	1,858,600	33.19%

NATIONAL FINANCIAL SERVICES LLC PO BOX 673004 DALLAS, TX 75267	813,565	14.53%

CHARLES SCHWAB & CO., INC. ATTN: PROXY PO BOX 64930 PHOENIX, AZ 85082-4930	442,649	7.90%

MORGAN STANLEY HARBORSIDE FINANCIAL CENTER 201 PLAZA TWO, 7TH FLOOR JERSEY CITY, NJ 07311-3977 ATTN: PROXY DEPARTMENT	405,839	7.25%

BNY MELLON US PROXY DEPARTMENT 525 WILLIAM PENN PLACE, SUITE 0400 PITTSBURGH, PA 15259	303,100	5.41%

PERSHING LLC 1 PERSHING PLAZA, 7TH FLOOR JERSEY CITY, NJ 07399	296,202	5.29%

As of October 28, 2013, the Officers and Trustees of HFI, as a group, owned less than 1% of any class of any Fund.

HFII

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a series or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with the Adviser. As of October 28, 2013, the only persons known by the Funds to own of record, or beneficially 25% or more of the outstanding shares of the Funds were as follows:

Name and Address of Record Owner	Percent of Shares Held (%)
Alternative Income Fund NFS LLC FEBO FM CO CUST IRA FBO ROBERT L. DIAMOND 1600 S BEACON BLVD, STE 200 GRAND HAVEN, MI 49417-2654	71.71%

Dividend Equity Fund NFS LLC FEBO MO HUMBERT, PA MCFARLANE TTE MAR GARET O HUMBERT LIVING TRUST FBO BENEFIT OF MARGARET HUMBE 27 SEA ISLAND DR BLUFFTON, SC 29910-6137	40.29%

Dividend Equity Fund SEI PRIVATE TRUST COMPANY C/O FIRST TENNESSE BANK ATTN MUTUAL FUNDS ADMIN 1 FREEDOM VALLEY DR OAKS, PA 19456-9989	35.11%

Energy MLP Fund JEFFERIES LLC 101 HUDSON ST FL 11 JERSEY CITY NJ 07302-3915	92.39%

Trend Following Fund HIGHLAND CAPITAL MANAGEMENT LP C/O JAMES DONDERO & FRANK WATERHOUSE 300 CRESCENT CT STE 700 DALLAS TX 75201-7849	87.75%

As of October 28, 2013, the Officers and Trustees of HFII, as a group, owned less than 1% of any class of any Fund. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. As of October 28, 2013, the only persons known by a Fund to own of record or beneficially 5% or more of its outstanding shares were as follows (certain of the investors below are believed to hold the indicated shares as nominee):

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Alternative Income Fund — Class A NFS LLC FEBO CAROL J ROTTMAN TTEE FRANCIS M ROTTMAN ESTATE ADMIN 11300 HART ST NE GREENVILLE, MI 48838	47,291.05	25.48%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Alternative Income Fund — Class A NFS LLC FEBO ROTTMAN FAM CHARITABLE FOUNDAT 11300 HART ST NE GREENVILLE, MI 48838	16,361.45	8.82%

Alternative Income Fund — Class A NFS LLC FEBO DR AMR AREF TTEE RADIATION ONCOLOGY SPECIALISTS PFT SHG PL 7203 CAMDEN CT BLOOMFIELD, MI 48301-3615	16,068.45	8.66%

Alternative Income Fund — Class A NFS LLC FEBO FMT CO CUST IRA FBO ROBERT L DIAMOND 1600 S BEACON BLVD STE 200 GRAND HAVEN, MI 49417-2654	14,084.31	7.59%

Alternative Income Fund — Class A CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	11,278.98	6.08%

Alternative Income Fund — Class C PYXIS CAPITAL LP 200 CRESCENT CT STE 700 DALLAS, TX 75201-2116	1,069.55	8.51%

Alternative Income Fund — Class C PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	10,969.66	87.27%

Alternative Income Fund — Class R TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD, CO 80155-6503	86,751.24	69.92%

Alternative Income Fund — Class R NFS LLC FEBO NFS/FMTC ROLLOVER IRA FBO REAGAN MARTIN 11322 VISTA DEL LAGO SANTA ANA, CA 92705-2582	29,195.19	28.53%

Alternative Income Fund — Class Y NFS LLC FEBO CLIFFORD K & BONNIE STEELE TTE 331 W PASEO DE CRISTOBAL SAN CLEMENTE, CA 92672-5430	215,534.47	50.38%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Alternative Income Fund — Class Y LPL FINANCIAL FBO CUSTOMER ACCOUNTS PO BOX 509046 SAN DIEGO, CA 92150-9046	21,621.59	5.05%

Alternative Income Fund — Class Y NFS LLC FEBO MAGNUS F HAGEN LIFETIME TR KATHERINE ORDONA SZEM TTEE 31103 RANCHO VIEJO RD # D-2206 SAN JUAN CAPO, CA 92675-1759	54,407.31	12.72%

Alternative Income Fund — Class Y TRUST COMPANY OF AMERICA PO BOX 6053 ENGLEWOOD, CO 80155	27,280.64	6.38%

Dividend Equity Fund — Class Y SEI PRIVATE TRUST COMPANY C/O FIRST TENNESSEE BANK ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	372,579.36	38.50%

Dividend Equity Fund — Class Y NFS LLC FEBO TEXAS CAPITAL BANK C/O WEALTH MGMT & TRUST OPS 2350 LAKESIDE BLVD STE 800 RICHARDSON, TX 75082-4340	204,797.17	21.16%

Dividend Equity Fund — Class Y SEI PRIVATE TRUST COMPANY C/O FIRST TENNESSEE BANK ATTN MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	129,650.99	13.40%

Energy MLP Fund — Class A NFS LLC FEBO FMT CO CUST IRA ROLLOVER FBO BRIAN D WALTON 8660 S CREEK TRL MORRISON CO 80465-2405	572.05	6.76%

Energy MLP Fund — Class A NFS LLC FEBO MR CHRIS E WOODWARD P/ADM WOODWARDS CYRIL PFT SHRING PL FBO CHRIS E WOODWARD PO BOX 500 CYRIL OK 73029-0500	1,020.49	12.07%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Energy MLP Fund — Class A NFS LLC FEBO MR CHRIS E WOODWARD TTEE P/ADM WOODWARDS CYRIL MNY PRCHSE PL FBO CHRIS E WOODWARD PO BOX 500 CYRIL OK 73029-0500	506.55	5.99%

Energy MLP Fund — Class A NFS LLC FEBO NFS/FMTC IRA FBO DANIEL P FORD 9518 ELMBROOKE BLVD BRENTWOOD TN 37027-0502	1,960.78	23.19%

Energy MLP Fund — Class A NFS LLC FEBO NFS/FMTC IRA FBO R PETER BUTLER 23 SUMMER ST WAKEFIELD MA 01880-3727	1,420.46	16.80%

Energy MLP Fund — Class A JEFFERIES LLC 101 HUDSON ST FL 11 JERSEY CITY NJ 07302-3915	1,041.66	12.32%

Energy MLP Fund — Class A PATRICIA J SHORT & THEODORE J T SHORT JTWROS 716 BERWICK VALLEY LN CARY NC 27513-3299	1,413.76	16.72%

Energy MLP Fund — Class C ARTHUR T WONG TOD 1013 GRACE CT ALAMEDA CA 94501-5444	937.21	47.50%

Energy MLP Fund — Class C JEFFERIES LLC 101 HUDSON ST FL 11 JERSEY CITY NJ 07302-3915	1,035.75	52.50%

Energy MLP Fund — Class R JEFFERIES LLC 101 HUDSON ST FL 11 JERSEY CITY NJ 07302-3915	1,039.73	100%

Energy MLP Fund — Class Y JEFFERIES LLC 101 HUDSON ST FL 11 JERSEY CITY NJ 07302-3915	310,548.89	94.67%

Fixed Income Fund — Class B STATE STREET BANK AND TRUST CUST IRA R/O FBO JERRY ROPER JR 510 FOREST AVE CINCINNATI, OH 45229-2542	772.64	15.32%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Fixed Income Fund — Class B PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	419.55	8.32%

Fixed Income Fund — Class B PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	355.52	7.05%

Fixed Income Fund — Class B PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	2,262.40	44.86%

Fixed Income Fund — Class B PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	770.54	15.28%

Fixed Income Fund — Class C PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	19,322.47	7.56%

Fixed Income Fund — Class C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST. LOUIS, MO 63103-2523	15,287.78	5.98%

Fixed Income Fund — Class C MERRILL LYNCH PIERCE FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246-6484	67,020.37	26.21%

Fixed Income Fund — Class R HIGHLAND CAPITAL MGMT SERVICES INC 300 CRESCENT CT STE 700 DALLAS, TX 75240-7489	165.40	100%

Fixed Income Fund — Class Y PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	803.78	6.37%

Fixed Income Fund — Class Y MSSB FBO ANNABEL SCHWARTZ 2128 MEADOW RIDGE REDDING, CT 06896-3223	908.20	7.20%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Fixed Income Fund — Class Y MSSB FBO LLEWELLYN F STANTON DONNA BERGER STANTON TTEE U/A/D 134 WINDSOR AVE KENSINGTON, CA 94708-1043	761.37	6.03%

Fixed Income Fund — Class Y MSSB FBO KIMBERLY WINDT 16 TENBY CHASE VOORHEES, NJ 08043-2958	3,307.77	26.21%

Fixed Income Fund — Class Y FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS, MO 63103-2523	2,386.10	18.91%

Fixed Income Fund — Class Y MERRILL LYNCH PIERCE FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246-6484	3,325.98	26.36%

Global Allocation Fund — Class B LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO, CA 92150-9046	121.65	6.65%

Global Allocation Fund — Class B NFS LLC FEBO RICHARD M POLLOCK 4716 MORNINGSTAR DRIVE CLEVELAND, OH 44109	223.74	12.23%

Global Allocation Fund — Class B PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	1,261.77	68.99%

Global Allocation Fund — Class B PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	150.43	8.22%

Global Allocation Fund — Class C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST. LOUIS, MO 63103-2523	68,453.60	10.33%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Global Allocation Fund — Class C MERRILL LYNCH PIERCE FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246-6484	55,875.04	8.44%

Global Allocation Fund — Class C MG TRUST COMPANY CUST. FBO COGNITION CORPORATION 717 17TH STREET SUITE 1300 DENVER, CO 80202-3304	34,006.71	5.13%

Global Allocation Fund — Class R HIGHLAND CAPITAL MGMT SERVICES INC 300 CRESCENT CT STE 700 DALLAS, TX 75201-7849	501.72	100.00%

Global Allocation Fund — Class Y FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST. LOUIS, MO 63103-2523	68,511.86	41.15%

Global Allocation Fund — Class Y MERRILL LYNCH PIERCE FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246-6484	36,273.68	21.78%

Global Allocation Fund — Class Y DA DAVIDSON & CO AS CUST FOR BEAN FOUNDATION INC PO BOX 5015 GREAT FALLS, MT 59403-5015	15,744.05	9.46%

Premier Growth Equity Fund — Class A HARTFORD LIFE INSURANCE COMPANY PO BOX 2999 HARTFORD, CT 06104-2999	542,519.59	12.04%

Premier Growth Equity Fund — Class B NFS LLC FEBO FMT CO CUST IRA ROLLOVER FBO MICHELLE L FOLEY 49 GARETT WAY HOLLISTON MA 01476-2280	190.28	5.77%

Premier Growth Equity Fund — Class B LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO, CA 92150-9046	397.96	12.07%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Premier Growth Equity Fund — Class B STATE STREET BANK AND TRUST CUST ROTH IRA FBO YONETTE DEBARROS 3400 WAYNE AVE APT B11 BRONX, NY 10467-2451	174.46	5.29%

Premier Growth Equity Fund — Class B PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	460.68	13.98%

Premier Growth Equity Fund — Class B PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	347.50	10.54%

Premier Growth Equity Fund — Class B PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	694.09	21.06%

Premier Growth Equity Fund — Class B PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	256.71	7.79%

Premier Growth Equity Fund — Class C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST. LOUIS, MO 63103-2523	87,426.04	17.27%

Premier Growth Equity Fund — Class R MG TRUST COMPANY CUST. FBO STELLAR TECHNOLOGY INC. 700 17TH STREET SUITE 1300 DENVER, CO 80202-3304	8,099.99	68.30%

Premier Growth Equity Fund — Class R MG TRUST COMPANY CUST. FBO STELLAR DENTAL PLLC 700 17TH STREET SUITE 1300 DENVER, CO 80202-3304	1,275.28	10.75%

Premier Growth Equity Fund — Class R MASSACHUSETTS MUTUAL INSURANCE CO 1295 STATE STREET C105 SPRINGFIELD, MA 01111-0001	2,002.64	16.89%

Premier Growth Equity Fund — Class Y MERCER TRUST COMPANY TTEE FBO IBEW LOCAL UNION NO. 126 RETIREMENT PLAN ONE INVESTORS WAY NORWOOD, MA 02062	252,939.92	30.25%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Premier Growth Equity Fund — Class Y FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST. LOUIS, MO 63103-2523	54,070.28	6.47%

Small Cap Equity Fund — Class A GARY C WENDT 3055 HARBOR DR APT 1701 FT LAUDERDALE, FL 33316-2459	128,443.77	5.36%

Small Cap Equity Fund — Class B MERRILL LYNCH PIERCE FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246-6484	822.35	8.61%

Small Cap Equity Fund — Class B PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	575.49	6.03%

Small Cap Equity Fund — Class B PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	575.49	6.03%

Small Cap Equity Fund — Class B PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	706.11	7.39%

Small Cap Equity Fund — Class B PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	663.80	6.95%

Small Cap Equity Fund — Class B PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	663.80	6.95%

Small Cap Equity Fund — Class B PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	584.54	6.12%

Small Cap Equity Fund — Class C FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103-2523	59,562.84	21.03%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Small Cap Equity Fund — Class R HIGHLAND CAPITAL MGMT SERVICES INC 300 CRESCENT CT STE 700 DALLAS, TX 75201-7849	92.10	100%

Small Cap Equity Fund — Class Y NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS RUSS LENNON 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	9,743.23	9.83%

Small Cap Equity Fund — Class Y FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST. LOUIS, MO 63103-2523	59,452.70	59.95%

Small Cap Equity Fund — Class Y CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	8,353.91	8.42%

Small Cap Equity Fund — Class Y MERRILL LYNCH PIERCE FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246-6484	11,523.79	11.62%

Tax-Exempt Fund — Class A MERRILL LYNCH PIERCE FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246-6484	214,115.54	8.27%

Tax-Exempt Fund — Class A SENTINEL PROTECTION & INDEMNITY CO C/O MARSH MANAGEMENT SERVICES INC 48 S SERVICE RD STE 310 MELVILLE, NY 11747-4800	517,109.28	19.98%

Tax-Exempt Fund — Class A WILLEM VEDDER AND PETER J BIANCOTTI TTEES KELEMEN LIVING TRUST 6886 TALL FEATHER WAY BRADENTON, FL 34203-7113	476,396.16	18.40%

Tax-Exempt Fund — Class C NFS LLC FEBO JOHN F MARWEDE TURS JOHN MARWEDE TTEE 7645 SUN ISLAND DR S APT 108 S PASADENA, FL 33707-4429	4,958.96	5.83%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Tax-Exempt Fund — Class C FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103-2523	30,597.07	35.99%

Tax-Exempt Fund — Class C MERRILL LYNCH PIERCE FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246-6484	28,213.36	33.19%

Tax-Exempt Fund — Class C UBS FINANCIAL SERVICES INC. FBO ELAINE SMITH REVOCABLE TRUST 800 YAMATO ROAD SUITE 100A BOCA RATON, FL 33431-4420	4,330.49	5.09%

Tax-Exempt Fund — Class Y FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103-2523	5,473.16	27.20%

Tax-Exempt Fund — Class Y MERRILL LYNCH PIERCE FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246-6484	10,714.93	50.75%

Tax-Exempt Fund — Class Y JANNEY MONTGOMERY SCOTT LLC JEAN L FEIKE 1801 MARKET STREET PHILADELPHIA, PA 19103-1610	3,828.17	18.13%

Total Return Fund — Class A GENWORTH LIFE & ANNUITY INS CO ATTN VARIABLE ACCOUNTING DEPT 6620 W BROAD ST BLDG 2 RICHMOND, VA 23230-1721	181,203.50	5.85%

Total Return Fund — Class B PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	1,255.54	21.64%

Total Return Fund — Class B PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	1,264.23	21.79%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Total Return Fund — Class B PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	1,407.49	24.25%

Total Return Fund — Class A PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	1,875.94	32.33%

Total Return Fund — Class C MERRILL LYNCH PIERCE FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246-6484	109,553.27	38.87%

Total Return Fund — Class C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST. LOUIS, MO 63103-2523	42,480.56	15.07%

Total Return Fund — Class R HIGHLAND CAPITAL MGMT SERVICES INC 300 CRESCENT CT STE 700 DALLAS, TX 75201-7489	49.58	100%

Total Return Fund — Class Y MSSB C/F DONALD R PUZA IRA ROLLOVER 21 MARGROW RD TUNKHANNOOK, PA 18657-1718	3,032.58	21.22%

Total Return Fund — Class Y FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST. LOUIS, MO 63103-2523	5,069.03	35.46%

Total Return Fund — Class Y MERRILL LYNCH PIERCE FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE, FL 32246-6484	5,445.62	38.10%

Trend Following Fund — Class A NFS LLC FEBO NFS/FMTC IRA FBO JOYCE DURST PO BOX 832 MASON, TX 76856-0832	4,411.23	15.37%

Trend Following Fund — Class A NFS LLC FEBO NFS/FMTC IRA FBO MONICA BATTS 11081 HILLCREST PLYMOUTH, MI 48170-3232	1,624.73	5.66%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Trend Following Fund — Class A CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	12,202.63	42.51%

Trend Following Fund — Class C RBC CAPITAL MARKETS LLC SVETLANA A ZIGELMAN 5562 BIMINI DR MINNETONKA, MN 55343-9411	527.98	22.66%

Trend Following Fund — Class C RBC CAPITAL MARKETS LLC YVONNE LIPETZKY SHUDA ROTH IRA 641 HEINEL DRIVE ROSEVILLE, MN 55113-2101	397.23	17.05%

Trend Following Fund — Class C OPPENHEIMER & CO INC CUSTODIAN FBO ERICA R MEJIA RLVR IRA 108 MELVINA PLACE PRATTVILLE, AL 36066-7540	529.66	22.73%

Trend Following Fund — Class C RBC CAPITAL MARKETS LLC DARYL SCHNEIDER INDIVIDUAL RETIREMENT ACCOUNT 3248 36TH AVE S MINNEAPOLIS, MN 55406-2129	529.10	22.71%

Trend Following Fund — Class C STATE STREET BANK AND TRUST CUST ROTH IRA FBO JAMES LEONARD 12550 43RD ST NE SAINT MICHAEL MN 55376-8511	278.82	11.97%

Trend Following Fund — Class Y HIGHLAND CAPITAL MANAGEMENT LP C/O JAMES DONDERO & FRANK WATERHOUSE 300 CRESCENT CT STE 700 DALLAS, TX 75201-7849	221,483.94	100%

Trend Following Fund — Class Z JEFFRIES LLC 101 HUDSON ST FL 11 JERSEY CITY, NJ 07302-3915	134,987.26	100%

PROXY CARD FOR

NEXPOINT CREDIT STRATEGIES FUND

Proxy for a Special Meeting of Shareholders – December 6, 2013

This Proxy is solicited on behalf of the Board of Trustees of the NexPoint Credit Strategies Fund (the “Fund”) for the Special Meeting of Shareholders (the “Meeting”).

The undersigned hereby appoints Brian Mitts and Dustin Norris, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at 8:00 a.m. (Central time), on December 6, 2013, at 200 Crescent Court, 17th Floor – Club Room, Dallas, TX 75201, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

[Shareholder registration information]

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or how to provide instructions regarding your vote, please contact our proxy information line toll-free at [1-888-505-5751]. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 6, 2013

The proxy statement for this meeting is available at: [www.kingproxy.com/highland]

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

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Please see the instructions below if you wish to vote by PHONE (live proxy representative or touch-tone phone), by MAIL or via the INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE:	To cast your vote by phone with a proxy voting representative, call toll-free [1-888-505-5751] and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.	Note: Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.
MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week		Shareholder sign here Date

PHONE:	To cast your vote via a touch-tone voting line, call toll-free [1-888-505-5751] and enter the control number found on the reverse side of this proxy card.

INTERNET:	To vote via the Internet, go to [www.kingproxy.com/highland] and enter the control number found on the reverse side of this proxy card.	Joint owner sign here Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

[INSERT NAME OF FUND]

CONTROL NUMBER

[Control Number]

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH BELOW.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

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TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys will vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

	FOR	WITHHOLD

1. Elections of Trustee Nominees:	☐	☐
01) Terrence O. Jones to serve as Class III Trustee with term expiring in 2015	☐	☐
02) John Honis to serve as Class III Trustee with term expiring in 2015	☐	☐
03) Ethan Powell to serve as Class I Trustee with term expiring in 2016	☐	☐
04) Dr. Bob Froehlich to serve as Class II Trustee with term expiring in 2014	☐	☐

THANK YOU FOR VOTING